EXHIBIT 10.2
AMENDMENT TO MASTER LOAN AGREEMENT

THIS AMENDMENT TO MASTER LOAN AGREEMENT (this “Amendment”) is made and entered into as of June 1, 2007 (“Amendment Effective Date”), by and among MATTERHORN FINANCIAL SERVICES LLC, a California limited liability company (“Borrower”), PERFORMANCE CAPITAL MANAGEMENT, LLC, a California corporation (“PCM”), VÄRDE INVESTMENT PARTNERS, L.P., a Delaware limited partnership (“Lender”).

RECITALS

WHEREAS, Borrower, PCM and Lender are parties to that certain Master Loan Agreement dated as of June 10, 2004 (the “Loan Agreement”).

WHEREAS, Borrower, PCM and Lender desire to amend certain terms of the Loan Agreement, in accordance with Section 10.5 thereof, as stated herein.

NOW THEREFORE, in consideration of the foregoing premises and the agreements hereinafter set forth, and for other good and valuable consideration, the receipt of which is hereby acknowledged, PCM, Borrower and Lender agree as follows:

1.           Definitions.  Capitalized terms not otherwise defined herein have the respective meaning contained in the Loan Agreement.

2.           Amendments.

a.	Article I of the Loan Agreement is hereby amended by deleting in its entirety the definition of "Maturity Date" and replacing it with the following:

“Maturity Date” shall mean the maturity date for principal and any other accrued but unpaid amounts on each Loan, which shall be the earlier of (i) the date thirty-six (36) months following the applicable Borrowing Date or (ii) the date of acceleration of the related Note pursuant to Section 9.2.”

b.   Notices.  Section 10.14 of the Loan Agreement is amended by deleting the address of Borrower and PCM and replacing it with the following:

“If to Borrower:	With a Copy to:
Matterhorn Financial Services LLC	Matterhorn Financial Services LLC
7001 Village Dr., Suite 255	7001 Village Dr., Suite 255
Buena Park, CA 90621	Buena Park, CA 90621

Attention: Mr. David Caldwell	Attention: William D. Constantino
Telephone No.: 714-736-3790	Telephone No.: 714-736-3790
Facsimile No.: 714-736-3733	Facsimile No: 714-736-3733

If to PCM:	With a Copy to:
Performance Capital Management, LLC	Performance Capital Management, LLC
7001 Village Dr., Suite 255	7001 Village Dr., Suite 255
Buena Park, CA 90621	Buena Park, CA 90621

Attention: Mr. David Caldwell	Attention: William D. Constantino
Telephone No.: 714-736-3790	Telephone No.: 714-736-3790
Facsimile No.: 714-736-3733	Facsimile No: 714-736-3733”

3.           Effective only Upon Full Execution and Delivery.  This Amendment shall become effective as of the date first written above upon execution and delivery by all of the parties hereto, which delivery may be made by delivery of signatures via facsimile.

4.           Ratification; No other Amendments Intended.  As amended hereby, the Loan Agreement and all of the Loan Documents are hereby ratified, approved, and confirmed in every respect, and shall remain in full force and effect.  Except as expressly set forth herein, no other amendment to the Loan Agreement or the other Loan Documents is intended.

5.           Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

6.           Severability of Provisions.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

7.           Amendment as Loan Document.  This Amendment is a “Loan Document” as that term is used in the Loan Agreement.

8.           Successors and Assigns.  This Amendment shall be binding upon, and shall inure to the benefit of, Borrower, PCM and Lender, and their respective successors and assigns.

9.           Titles.  Titles of the Sections of this Amendment are merely for convenience in reading and shall not be construed to alter, modify or interpret the meaning of the provisions under said titles.

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AMENDMENT TO MASTER LOAN AGREEMENT
[Signature Page]

The undersigned have executed this Amendment to Loan Agreement as of the date first above written.

LENDER: VÄRDE INVESTMENT PARTNERS, L.P. By Värde Investment Partners G.P., LLC, Its General Partner By Värde Partners, L.P., Its Managing Member By Värde Partners, Inc., Its General Partner		BORROWER: MATTERHORN FINANCIAL SERVICES LLC By Performance Capital Management, LLC, Its Sole Member
		By:	/s/ David Caldwell C.O.O.
David Caldwell, Chief Operating Officer
By:	/s/ Christopher N. Giles
Christopher N. Giles, Vice President

PCM:
PERFORMANCE CAPITAL MANAGEMENT, LLC

By:	/s/ David Caldwell C.O.O.
David Caldwell, Chief Operating Officer

AGREEMENT OF GUARANTOR

The undersigned Guarantor hereby acknowledges the terms of the within Amendment and agrees to continue to be bound as a Guarantor under the Guaranty described in the Loan Agreement.  The Guarantor agrees and acknowledges that Lender is relying on Guarantor’s agreement to execute this Agreement and that Lender would not enter into the Amendment without Guarantor’s agreement to be bound hereby.

GUARANTOR:
PERFORMANCE CAPITAL MANAGEMENT, LLC

By:	/s/ David Caldwell C.O.O.
David Caldwell, Chief Operating Officer